[WARWICK COMMUNITY BANCORP, INC. LETTERHEAD]

For Immediate Release	Contact: Fred G. Kowal Chairman and Chief Executive Officer Warwick Community Bancorp, Inc. (845) 986 - 2206

WARWICK COMMUNITY BANCORP, INC. ANNOUNCES RECORD INCREASES IN NET INCOME AND EARNINGS PER SHARE

Warwick, New York, July 22, 2002 - Warwick Community Bancorp, Inc. (the "Company") (NASDAQ: WSBI), the holding company for The Warwick Savings Bank ("Warwick Savings") and The Towne Center Bank ("Towne Center"), today reported diluted earnings per share of $0.53 for the quarter ended June 30, 2002, which represented an increase of $0.28, or 112.0%, over the $0.25 per share reported for the quarter ended June 30, 2001. Net income for the quarter ended June 30, 2002 increased $1.3 million, or 110.9%, to $2.5 million from $1.2 million for the quarter ended June 30, 2001.

For the six-month period ended June 30, 2002, net income increased by $2.7 million, or 117.8%, to $5.0 million as compared to $2.3 million for the six month period ended June 30, 2001. Diluted earnings per share for the six month period ended June 30, 2002 increased to $1.05 from $0.48, which represented an increase of $0.57, or 119.5%, over the comparable period reported one year earlier.

Cash earnings per share for the second quarter and six-month period ended June 30, 2002 were $0.65 and $1.28, respectively, as compared to $0.41 and $0.57, respectively, for the second quarter and six-month period ended June 30, 2001. The Company's cash earnings per share are determined by adding back to reported net income the tax effected non-cash expenses related to depreciation, goodwill, amortization of mortgage servicing rights, the allocation of Employee Stock Ownership Plan ("ESOP") stock and the earned portion of the Company's Recognition and Retention Plan ("RRP") stock.

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For the second quarter ended June 30, 2002, annualized return on average assets and annualized return on average equity was 1.29% and 12.81%, respectively. The annualized return on average assets and annualized return on average equity for the corresponding quarter of the prior year were 0.65% and 6.52%, respectively. The efficiency ratio was 54.73% for the quarter ended June 30, 2002 as compared to 72.06% for the comparable quarter of 2001.

Commenting on the Company's performance, Fred G. Kowal, Chairman of the Board and Chief Executive Officer, stated, "We are pleased to report that the Company enjoyed another outstanding quarter, measured by improved earnings and efficiencies, as well as by various other performance related benchmarks that help evaluate franchise value. And, while we maintained our focus on revenue enhancement and cost control throughout the organization (including an $817,000 one-time gain recorded in Other Income that resulted from the Company's curtailment of its defined benefit pension plan), we continued to attract and acquire new business relationships, as illustrated by the dramatic growth in our commercial loan portfolio, that will broaden the Company's base for future earnings."

Except for the historical information in this press release, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including, but not limited to, changes in economic conditions in the Company's market areas, changes in the financial condition or business prospects of the Company's borrowers, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. Actual strategies and results in future periods may differ materially from those currently expected. These forward-looking statements represent the company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Warwick Community Bancorp, Inc. is the holding company for The Warwick Savings Bank, a New York state chartered stock savings bank, and The Towne Center Bank, a New Jersey state chartered commercial bank. The Warwick Savings Bank was originally founded in 1875 and is a community-oriented savings institution offering a variety of financial services to meet the needs of the communities it serves. The Towne Center Bank was founded in 1999. The Warwick Savings Bank maintains its

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headquarters in the village of Warwick in Orange County, New York and operates additional branches in the village of Monroe, the town of Woodbury, the town of Newburgh and the town of Wallkill, Orange County, New York, and the town of Carmel, Putnum County, New York. The Towne Center Bank is headquartered in the town of Lodi, in Bergen County, New Jersey and operates an additional branch in the borough of Moonachie, in Bergen county, New Jersey. Both banks' deposits are insured up to the maximum allowable amount by the Bank Insurance Fund of the FDIC.

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WARWICK COMMUNITY BANCORP, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

ASSETS	June 30, 2002	December 31, 2001
	(Dollars in thousands)
ASSETS:
Cash on hand and due from banks	$ 23,616	$ 20,766
Federal Funds Sold	-	5,000
Securities:
Available-for-sale, at fair value	184,586	206,253
Held-to-maturity, at amortized cost (fair value $2,282 in 2002 and $3,336 in 2001)	2,272	3,319
Total securities	186,858	209,572

Mortgage loans	335,460	361,181
Commercial loans	182,689	115,376
Consumer loans	34,740	43,264
Total loans	552,889	519,821
Allowance for loan losses	(4,079)	(3,649)
Total loans, net	548,810	516,172

Accrued interest receivable	4,013	3,680
Federal Home Loan Bank stock	13,225	16,935
Bank premises & equipment, net	9,642	9,925
Other real estate owned	1,147	1,149
Bank owned life insurance	11,693	11,339
Goodwill and other intangible assets	2,712	2,816
Other assets	6,033	9,348
Total assets	$807,749	$806,702

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Deposits	$446,011	$422,246
Mortgage escrow funds	5,036	3,676
Accrued interest payable	1,762	2,148
Securities sold under agreements to repurchase	2,500	2,500
Federal Home Loan Bank advances	259,995	290,785
Other liabilities	11,148	11,344
Total liabilities	726,452	732,699

STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value; 5,000,000 authorized; none issued	-	-
Common stock, $.01 par value; 15,000,000 shares authorized; 6,630,814 and 6,628,148 shares issued as of June 30, 2002 and December 31, 2001, respectively; 4,984,142 and 4,991,976 shares outstanding as of June 30, 2002 and December 31, 2001, respectively	66	66
Additional paid-in capital	64,090	63,681
Retained earnings-subject to restrictions	44,215	39,739
Accumulated other comprehensive income(loss), net	1,166	(822)
Less- Unallocated common stock held by ESOP	(4,488)	(4,900)
Less- Unearned common stock held by RRP	(1,752)	(2,001)
	103,297	95,763
Treasury stock (1,646,672 shares and 1,636,172 shares at June 30, 2002 and December 31, 2001, respectively)	(22,000)	(21,760)
Total stockholders' equity	81,297	74,003
Total liabilities and stockholders' equity	$807,749	$806,702

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WARWICK COMMUNITY BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2002	2001	2002	2001
	(Dollars In thousands)
Interest Income:
Interest on mortgage loans	$ 6,037	$ 6,478	$ 12,361	$ 12,811
Interest on other loans	3,094	2,774	6,112	5,101
Interest and dividends on securities	3,277	3,528	6,703	6,407
Interest on federal funds sold	-	49	20	49
Interest on short-term money market instruments	72	6	79	21
Total interest income	12,480	12,835	25,275	24,389

Interest Expense:
Time deposits	873	1,729	1,860	3,456
Money market deposits	379	617	756	1,361
Savings deposits	1,042	1,016	2,020	1,811
Mortgagors' escrow deposits	23	7	37	25
Borrowed funds	3,210	3,657	6,547	6,792
Total interest expense	5,527	7,026	11,220	13,445
Net interest income	6,953	5,809	14,055	10,944

Provision for Loan Losses	(225)	(245)	(455)	(480)
Net interest income after provision for loan losses	6,728	5,564	13,600	10,464

Non-Interest Income:
Service and fee income	1,313	1,231	2,444	2,058
Gain on securities transactions	0	14	242	14
Net gain on sale of loans	129	97	188	226
Gain on sale of mortgage servicing rights	-	-	0	110
Other income	1,070	177	1,234	367
Total non-interest income, net	2,512	1,519	4,108	2,775

Non-Interest Expense:
Salaries and employee benefits	2,790	2,794	5,418	5,267
FDIC insurance	21	17	40	35
Occupancy	541	561	1,079	1,100
Data processing	303	266	579	520
Advertising	54	42	93	75
Professional fees	376	495	626	618
Other	835	1,081	1,539	2,141
Total non-interest expense	4,920	5,256	9,374	9,756
Income before provision for income taxes	4,320	1,827	8,334	3,483

Provision for Income Taxes	1,798	631	3,360	1,199

Net Income	$ 2,522	$ 1,196	$ 4,974	$ 2,284
Net Income per Share:
Basic	$ 0.55	$ 0.25	$ 1.08	$ 0.48
Diluted	$ 0.53	$ 0.25	$ 1.05	$ 0.48
Cash Earnings per Share	$ 0.65	$ 0.41	$ 1.28	$ 0.57

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	Three Months Ended June 30,
	2002			2001
	Average Balance	Interest	Average Yield/ Cost	Average Balance	Interest	Average Yield/ Cost
Assets:
Interest-earning assets:
Mortgage loans, net	$342,164	$6,037	7.06%	$342,448	$6,478	7.57%
Consumer and other loans, net	166,667	3,094	7.43	132,775	2,774	8.36
Mortgage-backed securities	99,974	1,632	6.53	88,223	1,468	6.66
Federal funds sold	-	-	0.00	4,925	49	3.98
Interest earning accounts at banks	18,373	72	1.57	804	6	2.99
Investment securities	113,604	1,645	5.79	127,903	2,060	6.44

Total interest-earning assets	740,782	12,480	6.74	697,078	12,835	7.37

Non-interest earning assets	40,182			41,360

Total assets	$780,964			$738,438

Liabilities and retained earnings:
Interest-bearing liabilities:
Passbook accounts	$150,059	$913	2.43%	$112,183	$861	3.07%
Escrow deposits	4,600	23	2.00	1,400	7	2.00
NOW accounts	42,382	129	1.22	35,401	153	1.73
Money market accounts	77,181	379	1.96	68,882	617	3.58
Certificate accounts	111,484	873	3.13	127,024	1,730	5.45
Total Deposits	385,706	2,317	2.40	344,889	3,368	3.91
Borrowed funds	249,406	3,210	5.15	264,348	3,658	5.54

Total interest-bearing liabilities	635,112	5,527	3.48	609,237	7,026	4.61

Non-interest bearing liabilities	67,093			55,814

Total liabilities	702,205			665,052
Retained earnings	78,759			73,386

Total liabilities and retained earnings	$780,964			$738,438

Net interest income/interest rate spread		$6,953	3.26%		$5,809	2.75%

Net interest-earning assets/net interest margin	$105,670		3.75%	$87,841		3.33%

Ratio of interest-earning assets to interest-bearing liabilities			116.64%			114.42%

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	Six Months Ended June 30,
	2002			2001
	Average Balance	Interest	Average Yield/ Cost	Average Balance	Interest	Average Yield/ Cost
Assets:
Interest-earning assets:
Mortgage loans, net	$349,538	$12,361	7.07%	$338,613	$12,811	7.57%
Consumer and other loans, net	165,724	6,112	7.38	119,691	5,101	8.52
Mortgage-backed securities	97,708	2,588	5.30	76,765	2,588	6.74
Federal funds sold	2,557	20	1.56	2,486	49	3.94
Interest earning accounts at banks	11,870	79	1.33	956	21	4.39
Investment securities	119,116	4,115	6.91	112,009	3,819	6.82

Total interest-earning assets	746,513	25,275	6.77	650,520	24,389	7.50

Non-interest earning assets	40,652			42,919

Total assets	$787,165			$693,439

Liabilities and retained earnings:
Interest-bearing liabilities:
Passbook accounts	$144,909	$1,766	2.44%	$102,273	$1,498	2.93%
Escrow deposits	3,700	37	2.00	2,500	25	2.00
NOW accounts	40,819	254	1.24	33,242	313	1.88
Money market accounts	77,679	756	1.95	67,873	1,361	4.01
Certificate accounts	112,564	1,860	3.30	124,201	3,456	5.57
Total Deposits	379,671	4,673	2.46	330,089	6,653	4.03
Borrowed funds	263,852	6,547	4.96	238,259	6,792	5.70

Total interest-bearing liabilities	643,523	11,220	3.49	568,348	13,445	4.73

Non-interest bearing liabilities	66,358			51,581

Total liabilities	709,881			619,929
Retained earnings	77,284			73,510

Total liabilities and retained earnings	$787,165			$693,439

Net interest income/interest rate spread		$14,055	3.28%		$10,944	2.77%

Net interest-earning assets/net interest margin	$102,990		3.77%	$82,172		3.36%

Ratio of interest-earning assets to interest-bearing liabilities			116.00%			114.46%

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WARWICK COMMUNITY BANCORP, INC. and SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL RATIOS

	At or For the Three Months Ended June 30,
	2002	2001
	(Unaudited)

Selected Financial Ratios and Other Data (1):
Performance Ratios:
Return on average assets	1.29%	0.65%
Return on average equity	12.81%	6.52%
Equity to average assets	10.08%	9.94%
Earnings per Share- Basic	$0.55	$0.25
Earnings per Share- Diluted	$0.53	$0.25
Cash Earnings per Share	$0.65	$0.41
Average retained earnings to average assets	10.08%	9.94%
Retained earnings to total assets	10.06%	9.08%
Core deposits to total deposits	74.99%	71.04%
Net interest spread (2)	3.26%	2.75%
Net interest margin (3)	3.75%	3.33%
Operating expense to average assets(1)	2.37%	2.82%
Efficiency ratio (1)(2)(4)	54.73%	72.06%

Common Share Data:
Book Value (period end) (5)	$ 16.31	$ 14.25
Common shares outstanding	4,984,142	5,159,576

	At June 30, 2002	At December 31, 2001
	(Unaudited)
Asset Quality Ratios (1):
Non - performing loans to total loans	0.53%	0.41%
Non - performing loans to total assets	0.36%	0.25%
Non - performing assets to total assets	0.50%	0.39%
Allowance for loan losses to total loans	0.74%	0.68%
Allowance for loan losses to non-performing loans	139.45%	167.82%

Regulatory Capital Ratios (1):
Warwick Savings:
Tier I capital to average assets	8.35%	7.08%
Tier I capital to risk-weighted assets	13.64%	12.87%
Total capital to risk-weighted assets	14.50%	13.70%

Towne Center:
Tier I capital to average assets	19.58%	21.58%
Tier I capital to risk-weighted assets	24.85%	28.49%
Total capital to risk-weighted assets	26.08%	29.74%

Warwick Commercial:
Tier I capital to average assets	22.38%	20.18%
Tier I capital to risk-weighted assets	104.35%	93.89%
Total capital to risk-weighted assets	104.35%	93.89%

Company:
Tier I capital to average assets	9.95%	8.93%
Tier I capital to risk-weighted assets	15.79%	15.27%
Total capital to risk-weighted assets	16.68%	16.13%

  With the exception of end of period ratios, all ratios are based on average monthly balances during the indicated periods and are annualized where appropriate. Regulatory Capital Ratios and Asset Quality Ratios are end of period ratios.

  The net interest spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.

  The net interest margin represents net interest income as a percent of average interest-earnings assets.

  The efficiency ratio represents non-interest expense (operating expense) excluding nonrecurring items and amortization of intangibles as a percentage of the sum of net interest income and non-interest income excluding gains or losses on sales of assets.

  Book Value represents total stockholders' equity divided by the shares outstanding for the period.

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WARWICK COMMUNITY BANCORP, INC.
RATE / VOLUME ANALYSIS on
NET INTEREST INCOME

	Three Months Ended June 30, 2002 Compared to Three Months Ended June 30, 2001			Six Months Ended June 30, 2002 Compared to Six Months Ended June 30, 2001
(000's omitted )	Increase / (Decrease) In Net Interest Income Due to			Increase / (Decrease) In Net Interest Income Due to
Interest - earning assets:	Volume	Rate	Net	Volume	Rate	Net
Mortgage loans, net	$ (5)	$ (436)	$ (441)	413	(863)	(450)
Consumer and other loans, net	708	(388)	320	1,962	(951)	1,011
Mortgage - backed securities	196	(32)	164	706	(706)	0
Federal funds sold	(49)	0	(49)	1	(30)	(29)
Interest earning accounts at banks	131	(65)	66	240	(182)	58
Investment securities	(230)	(185)	(415)	242	54	296

Total earning assets	751	(1,106)	(355)	3,564	(2,678)	886

Interest - bearing liabilities:
Passbook accounts	291	(239)	52	624	(356)	268
Escrow accounts	16	0	16	12	0	12
NOW accounts	30	(54)	(24)	71	(130)	(59)
Money market accounts	74	(312)	(238)	197	(802)	(605)
Certificates of deposits	(212)	(645)	(857)	(324)	(1,272)	(1,596)
Borrowed funds	(207)	(241)	(448)	730	(975)	(245)

Total costing liabilities	(8)	(1,491)	(1,499)	1,310	(3,535)	(2,225)

Net change in net interest income (earning assets less costing liabilities)	$759	$ 385	$ 1,144	2,254	857	3,111